                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This Second Amended and Restated Credit Agreement (this "Amendment and Restatement") is dated as of December 16, 2002 and is among AMERICAN SEAFOODS HOLDINGS LLC, a Delaware limited liability company ("Holdings"), AMERICAN SEAFOODS CONSOLIDATED LLC, a Delaware limited liability company (the "Parent"), AMERICAN SEAFOODS GROUP LLC, a Delaware limited liability company (the "Borrower"), the Lenders, HARRIS TRUST AND SAVINGS BANK, as Documentation Agent, THE BANK OF NOVA SCOTIA, as Syndication Agent, and BANK OF AMERICA, N.A., as Administrative Agent, Issuing Lender and Swingline Lender.

         Holdings, the Parent, the Borrower, Bank of America, N.A., as Administrative Agent, Issuing Lender and Swingline Lender, Harris Trust and Savings Bank, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and certain banks and other financial institutions, as lenders, are parties to an Amended and Restated Credit Agreement dated as of April 18, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

         The Borrower has notified the Administrative Agent that the Borrower or one or more of its Wholly-Owned Subsidiaries intends to acquire all or substantially all of the assets of Southern Pride Catfish Company, Inc. pursuant to the Southern Pride Acquisition Agreement. The Borrower has requested that, in connection with and in order to finance the Southern Pride Acquisition, the Lenders agree to amend and restate the Existing Credit Agreement to, among other things, (i) provide for an increase in the Tranche B Term Loans and a Borrowing in respect thereof on the Restatement Effective Date in a principal amount of $50,000,000 and (ii) consent to the Southern Pride Acquisition as other than a Permitted Acquisition. The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Existing Credit Agreement as provided herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

         Accordingly, the parties hereby agree as follows:

                                     PART I

                   AMENDMENTS TO THE EXISTING CREDIT AGREEMENT

         SUBPART 1.01   Amendments to Section 1.01.

            (a) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following definitions into such Section in the appropriate alphabetical sequence:

         "Existing Credit Agreement" has the meaning set forth in the recitals to this Second Amended and Restated Credit Agreement.

         "RAFI Lease" means that certain Fishing Rights Lease Agreement, dated as of January 28, 2000, between Rebecca Ann Fisheries, Inc. and ASC, as amended in accordance with the provisions thereof and of this Agreement.

         "Restatement Effective Date" means December 16, 2002.

         "Sarbanes-Oxley Act" means the United States Sarbanes-Oxley Act of
         2002.

         "Seller" means Joe T. Glover, Jr.

         "Southern Pride" means Southern Pride Catfish Company, Inc., an Alabama corporation.

         "Southern Pride Acquisition" means the transactions contemplated by the Southern Pride Acquisition Agreement.

         "Southern Pride Acquisition Agreement" means that certain Asset Purchase Agreement, dated as of November 20, 2002, among the Borrower, Southern Pride Catfish LLC, Southern Pride and the Seller, including all exhibits and schedules thereto, and all other agreements and instruments relating to the Southern Pride Acquisition, as the same may be amended, modified or supplemented from time to time in accordance with the provisions thereof and this Agreement.

         "Southern Pride Collateral" means all of the assets of Southern Pride which shall become Collateral subject to the Collateral Documents.

            (b) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in such Section so that they read in their entireties as follows:

            "Agreement" means the Existing Credit Agreement, as amended and restated on and as of the Restatement Effective Date to read in full as provided in this Second Amended and Restated Credit Agreement, as the same may be further amended, restated, modified or supplemented from time to time.

            "Consolidated Capital Expenditures" means for any period the aggregate amount of all expenditures (whether paid in cash or other consideration or accrued as a liability) that would, in accordance with GAAP, be included as additions to property, plant and equipment and other capital expenditures of the Borrower and its Consolidated Subsidiaries for such period, as the same are or would be set forth in a consolidated statement of cash flows of the Borrower and its Consolidated Subsidiaries for such period (including the amount of assets leased under any Capital Lease), but excluding (to the extent that they would otherwise be included) (i) any such expenditures made for the replacement or restoration of assets to the extent paid for by any Casualty Insurance Policy or Condemnation Award with respect to the asset or assets being replaced or restored to the extent such expenditures are permitted under the Credit Documents and (ii) for purposes of Section 7.14 and the definition of "Fixed Charge Coverage Ratio" only, capital expenditures for the Southern Pride Acquisition and Permitted Acquisitions.

            "Pro-Forma Basis" means, for purposes of calculating compliance of any transaction with any provision hereof, that the transaction in question shall be deemed to have occurred as of the first day of the most recent period of four consecutive fiscal quarters of the Borrower which precedes or ends on the date of such transaction and with respect to which the Administrative Agent has received the financial information for the Borrower and its Consolidated Subsidiaries required under Section 6.01(a) or (b), as applicable, and the certificates required by Section 6.01(c) for such period. As used in this definition, "transaction" means (i) any incurrence or assumption by a Consolidated Party of Debt under Section 7.01(xiii) or Attributable Debt in respect of a Sale/Leaseback Transaction under Section 7.13,
         (ii) any merger or consolidation referred to in Section 7.04 or (iii) the Southern Pride Acquisition or any Permitted Acquisition referred to in Section 7.06(a)(xiv) or in clause (v) of the definition of "Permitted Acquisition" set forth in Section 1.01. In connection with any calculation of the financial covenants set forth in Section 7.18 upon giving effect to a transaction on a "Pro-Forma Basis", (i) any Debt incurred by the Borrower or any of its Subsidiaries in connection with such transaction (or any other transaction which occurred during the relevant four fiscal quarter period) shall be deemed to have been incurred as of the first day of the relevant four fiscal-quarter period, (ii) if such Debt has a floating or formula rate, then the rate of interest for such Debt for the applicable period for purposes of the calculations contemplated by this definition shall be determined by utilizing the rate which is or would be in effect with respect to such Debt as at the relevant date of such calculations and (iii) income statement items (whether positive or negative) attributable to all property acquired in such transaction or to the Investment comprising such transaction, as applicable, shall be included as if such transaction has occurred as of the first day of the relevant four-fiscal-quarter period.

            "Pro-Forma Compliance Certificate" means a certificate of a Responsible Officer or chief accounting officer of the Borrower delivered to the Administrative Agent in connection with (i) any incurrence or assumption by a Consolidated Party of Debt under Section 7.01(xiii) or Attributable Debt in respect of a Sale/Leaseback Transaction under Section 7.13, (ii) any merger or consolidation referred to in Section 7.04 or (iii) the Southern Pride Acquisition or any Permitted Acquisition referred to in Section 7.06(a)(xiv) and clause (v) of the definition of "Permitted Acquisition" set forth in
         Section 1.01 hereof and containing reasonably detailed calculations (with pro-forma adjustments satisfactory to the Administrative Agent), upon giving effect to the applicable transaction on a "Pro-Forma Basis", of the Interest Coverage Ratio, the Fixed Charge Coverage Ratio and the Leverage Ratio as of the last day of the most recent period of four consecutive fiscal quarters of the Borrower which precedes or ends on the date of the applicable transaction and with respect to which the Administrative Agent shall have received the consolidated financial information for the Borrower and its Consolidated Subsidiaries required under Section 6.01(a) or (b), as applicable, and the certificate required by Section 6.01(c) for such period.

            "Tranche B Term Loan" means a Loan made to the Borrower under
         Section 2.04(a) or Section 2.04(g), and "Tranche B Term Loans" means the Tranche B Term Loans of the Lenders, collectively.

            "Tranche B Term Loan Commitment" means, without duplication, (i) with respect to any Lender, the commitment of such Lender to make Tranche B Term Loans to the Borrower on the Effective Date in an aggregate principal amount equal to such Lender's Tranche B Term Loan Commitment Percentage (as of the Effective Date) of the Tranche B Term Loan Committed Amount (as of the Effective Date), and (ii) solely with respect to Bank of America, N.A., the commitment of such Lender to make a Tranche B Term Loan to the Borrower on the Restatement Effective Date in a principal amount equal to $50,000,000.

            "Tranche B Term Loan Commitment Percentage" means, for any Lender,
         (i) from the Effective Date to the Restatement Effective Date, the percentage, if any, identified as its Tranche B Term Loan Commitment Percentage on Schedule 1.01A, and (ii) from and after the Restatement Effective Date, the percentage, if any, identified as its Tranche B Term Loan Commitment Percentage on Schedule 1.01A as such percentage shall have been modified as a result of the incurrence of $50,000,000 of Tranche B Term Loans on the Restatement Effective Date in accordance with Section 2.04(g), in either case as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 10.03(b).

            "Tranche B Term Loan Committed Amount" means (i) from the Effective Date to the Restatement Effective Date, $230,000,000, and (ii) from and after the Restatement Effective Date, $280,000,000, or, in either case, such lesser amount to which the Tranche B Term Loan Committed Amount may be reduced pursuant to Section 3.04.

         SUBPART 1.02   Amendments to Section 2.04. (a) Sections 2.04(a) and
2.04(c) of the Existing Credit Agreement are hereby amended by inserting the phrase "as of the Effective Date" immediately after each occurrence of the phrases "Tranche B Term Loan Committed Amount" and "Tranche B Term Loan Commitment Percentage" contained in such Sections.

            (b) Section 2.04(e) of the Existing Credit Agreement is hereby deleted in its entirety and the following is hereby replaced in lieu thereof:

                "(e)  Amortization of Tranche B Term Loans. On each Principal
            Amortization Payment Date set forth below, the Borrower shall repay, and there shall become due and payable (together with accrued interest thereon), the aggregate principal amount of Tranche B Term Loans set forth below opposite such date (without giving effect to any repayments or prepayments made prior to the Restatement Effective Date), and the Tranche B Term Loans of each Lender shall be ratably repaid:

         ------------------------------------------------------------------------------------
                                                                    TRANCHE B TERM LOAN
            TRANCHE B TERM LOAN PRINCIPAL                          PRINCIPAL AMORTIZATION
              AMORTIZATION PAYMENT DATES                                  PAYMENT
         ------------------------------------------------------------------------------------
                 September 30, 2002                                   $    766,666
         ------------------------------------------------------------------------------------
                 December 31, 2002                                    $    766,667
         ------------------------------------------------------------------------------------
                 March 31, 2003                                       $    866,667
         ------------------------------------------------------------------------------------
                 June 30, 2003                                        $    700,000
         ------------------------------------------------------------------------------------
                 September 30, 2003                                   $    700,000
         ------------------------------------------------------------------------------------
                 December 31, 2003                                    $    700,000
         ------------------------------------------------------------------------------------
                 March 31, 2004                                       $    700,000
         ------------------------------------------------------------------------------------
                 June 30, 2004                                        $    700,000
         ------------------------------------------------------------------------------------
                 September 30, 2004                                   $    700,000
         ------------------------------------------------------------------------------------
                 December 31, 2004                                    $    700,000
         ------------------------------------------------------------------------------------
                 March 31, 2005                                       $    700,000
         ------------------------------------------------------------------------------------
                 June 30, 2005                                        $    700,000
         ------------------------------------------------------------------------------------
                 September 30, 2005                                   $    700,000
         ------------------------------------------------------------------------------------
                 December 31, 2005                                    $    700,000
         ------------------------------------------------------------------------------------
                 March 31, 2006                                       $    700,000
         ------------------------------------------------------------------------------------
                 June 30, 2006                                        $    700,000
         ------------------------------------------------------------------------------------
                 September 30, 2006                                   $    700,000
         ------------------------------------------------------------------------------------
                 December 31, 2006                                    $    700,000
         ------------------------------------------------------------------------------------
                 March 31, 2007                                       $    700,000
         ------------------------------------------------------------------------------------
                 June 30, 2007                                        $    700,000
         ------------------------------------------------------------------------------------
                 September 30, 2007                                   $    700,000
         ------------------------------------------------------------------------------------
                 December 31, 2007                                    $  7,275,000
         ------------------------------------------------------------------------------------
                 March 31, 2008                                       $  7,275,000
         ------------------------------------------------------------------------------------
                 June 30, 2008                                        $  8,850,000
         ------------------------------------------------------------------------------------
                 September 30, 2008                                   $  8,850,000
         ------------------------------------------------------------------------------------
                 December 31, 2008                                    $  8,850,000
         ------------------------------------------------------------------------------------
                 March 31, 2009                                       $223,900,000
         ------------------------------------------------------------------------------------
                 TOTAL                                                $280,000,000"
         ------------------------------------------------------------------------------------

             (b) Section 2.04 of the Existing Credit Agreement is hereby amended by adding the following clause thereto:

             "(g) Subject to the terms and conditions set forth herein, Bank of America, N.A. agrees, on the Restatement Effective Date, to make Tranche B Term Loans to the Borrower, in Dollars, in an aggregate principal amount equal to $50,000,000. The Tranche B Term Loans in an aggregate principal amount equal to $50,000,000 made by Bank of America, N.A. on the Restatement Effective Date shall be for all purposes Tranche B Term Loans under this Agreement, the indebtedness and all amounts owing with respect to such Tranche B Term Loans shall, together with the Tranche B Term Loans made on the Effective Date in an aggregate principal amount equal to $230,000,000, be included as Credit Obligations of the Credit Parties, and the Lenders from time to time with respect to such Tranche B Term Loans and each other Lender shall receive and be entitled to all benefits and rights of the Collateral, which will include the Southern Pride Collateral. Automatically upon Bank of America, N.A. making such additional Tranche B Term Loans on the Restatement Effective Date, the Administrative Agent shall adjust its book and records to reflect the pro-rata allocation of all Tranche B Term Loans outstanding under this Agreement as of the close of business on the Restatement Effective Date among the Lenders according to their respective Tranche B Term Loan Commitment Percentages, if any; provided that the aggregate principal amount of Tranche B Term Loans owing to each such Lender other than Bank of America, N.A. will remain unchanged as a result of the making of such Tranche B Term Loans on the Restatement Effective Date. For purposes of determining the total number of Groups of Eurodollar Loans of any Class, the Tranche B Term Loans made by Bank of America, N.A. on the Restatement Effective Date shall be deemed to have been made pursuant to
        Section 2.04(a) of the this Agreement, and such Tranche B Term Loans' initial Type requested pursuant to Section 2.04(b) of this Agreement."

         SUBPART 1.03 Amendments to Section 5.15. Section 5.15 of the Existing Credit Agreement is hereby amended by inserting, after the first sentence thereof, the following sentence:

         "The proceeds of the Tranche B Term Loans made on the Restatement Effective Date will be used solely to (i) fund a portion of the consideration paid pursuant to the Southern Pride Acquisition Agreement, (ii) repay certain Debt of Southern Pride outstanding as of the Restatement Effective Date, (iii) pay certain tax liabilities of the Sellers, (iv) pay fees and expenses incurred in connection with the Southern Pride Acquisition and (v) fund the general corporate purposes of the Borrower and its Subsidiaries."

         SUBPART 1.04 Amendment to Section 6.12. Section 6.12 of the Existing Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

         "Prior to the date which is 90 days after the Restatement Effective Date, the Borrower will have entered into and thereafter maintain in full force and effect Derivatives Agreements designed to hedge the position of the Borrower with respect to interest rates at rates and on terms satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest rate that would be payable in connection with not less than 50% of the aggregate principal amount of the Term Loans and the Senior Subordinated Notes for a period expiring no earlier than the third anniversary of the Effective Date. Notwithstanding anything to the contrary in this Section 6.12, the Borrower shall cause the Derivatives Agreements in effect on the Restatement Effective Date with respect to the Term Loans made on the Effective Date to remain in full force and effect during such 90 day period referred to in the immediately preceding sentence."

         SUBPART 1.05 Amendment to Section 6.16. Section 6.16 of the Existing Credit Agreement is hereby amended by adding the following sentences thereto:

         "Within 60 days of the Restatement Effective Date, the Collateral Agent shall have received (i) executed copies of Account Control Agreements (as defined in the Security Agreement) with respect to accounts that are part of the Southern Pride Collateral and (ii) Additional Collateral Documents requested by the Collateral Agent pursuant to
         Section 6.11 of the this Agreement with respect to all owned Real Property with a fair market value greater than $1,000,000 and Material Leased Properties leased by Southern Pride, including, without limitation, all documents, instruments, including, without limitation, Mortgages, title insurance policies, surveys, flood hazard certifications and legal opinions, in each case in scope, form and substance reasonably satisfactory to the Collateral Agent. Within 75 days of the Restatement Effective Date, the Administrative Agent and each Lender shall have received a consolidated balance sheet and income statement of Southern Pride and its Consolidated Subsidiaries as of the fiscal year ended December 31, 2001 and the nine-month period ended September 30, 2002, in each case together with the related consolidated statements of operations and retained earnings and of cash flows for such periods, all such financial statements to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not contain any going concern qualification or qualification based on scope of audit) to the effect that such financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial position and consolidated results of operations and cash flows of Southern Pride and its Consolidated Subsidiaries in accordance with GAAP consistently applied."

         SUBPART 1.06 Amendments to Section 7.06. Section 7.06 of the Existing Credit Agreement is hereby amended as follows:

             (a) Clause (a)(vi) thereof is hereby amended by inserting the phrase ", in each case only to the extent that the making or incurrence of any such loan, advance or obligation to any director or executive officer (or equivalent thereof) would not be in violation of Section 402 of the Sarbanes-Oxley Act" immediately following the words "Pledge Agreement".

             (b) Clause (a)(xiv) thereof is hereby amended by inserting the phrase "and the Southern Pride Acquisition" immediately after the phrase "Permitted Acquisitions".

             (c) Clause (b) thereof is hereby amended by inserting the phrase "and the Southern Pride Acquisition" immediately after the phrase "Permitted Acquisitions".

         SUBPART 1.07 Amendment to Section 7.08. Section 7.08(b) of the Existing Credit Agreement is hereby amended by adding the phrase "and obligations with respect to (A) the purchase of the fishing rights subject to the RAFI Lease and
(B) the quota share subject to the Quota Sale Agreement, dated as of November 26, 1999, between Rebecca Ann Fisheries, Inc. and Alaska Trawl Fisheries, Inc." immediately following the phrase "Debt permitted by Section 7.01(iii)" in clause
(i) thereof.

         SUBPART 1.08 Amendment to Section 7.14. Section 7.14(a) of the Existing Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

         "None of the Consolidated Parties will, or will permit any of their respective Subsidiaries to, make any Consolidated Capital Expenditures, except that during any fiscal year, the Borrower and its Subsidiaries may make Consolidated Capital Expenditures so long as the aggregate amount of such Consolidated Capital Expenditures does not exceed $15,000,000 in any fiscal year."

         SUBPART 1.09 Amendment to Section 10.01. Section 10.01 of the Existing Credit Agreement is hereby amended deleting Mayer, Brown, Rowe & Maw's notice information in its entirety and substituting the following in lieu thereof:

         "Mayer, Brown, Rowe & Maw, 214 North Tryon Street, Suite 3800, Charlotte, North Carolina 28202, Attention: Raymond S. Koloski, Esq.,
         Telephone: (704) 444-3601, Telecopy: (704) 377-2033."

         SUBPART 1.10 Amendments to Exhibits. The Existing Credit Agreement is hereby amended by replacing Exhibit H (Form of Subordination Provisions) to the Existing Credit Agreement with Annex A attached to this Amendment and Restatement.

                                    PART II

                         ADDITIONAL TRANCHE B TERM LOANS

         SUBPART 2.01 Additional Tranche B Term Loan Commitments. Subject to the terms and conditions set forth herein, Bank of America, N.A. agrees, on the Restatement Effective Date, to make a Tranche B Term Loan (the "Additional Tranche B Term Loan") to the Borrower, in Dollars, in an aggregate principal amount equal to $50,000,000; provided that the aggregate principal amount of all Tranche B Term Loan Borrowings at any time shall not exceed the Tranche B Term Loan Committed Amount (after giving effect to this Amendment and Restatement).

         SUBPART 2.02 Notice of Borrowing. The Borrower shall submit an appropriate Notice of Borrowing to the Administrative Agent not later than 12:00 noon (local time in Charlotte, North Carolina) on the Restatement Effective Date, with respect to the portion of the Additional Tranche B Term Loan initially consisting of Base Rate Loans, or 1:00 P.M. (local time in Charlotte, North Carolina) on the third Business Day prior to the Restatement Effective Date, with respect to the portion of the Additional Tranche B Term Loan initially consisting of one or more Eurodollar Loans, which Notice of Borrowing shall be irrevocable and shall specify (i) that the funding of Additional Tranche B Term Loan is requested and (ii) whether the funding of Additional Tranche B Term Loan shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the initial Interest Period applicable thereto (which shall be subject to the definition of "Interest Period"). If the Borrower shall fail to deliver a Notice of Borrowing to the Administrative Agent by 1:00 P.M. (local time in Charlotte, North Carolina) on the third Business Day prior to the Restatement Effective Date, then the full amount of the Additional Tranche B Term Loan shall be disbursed on the Restatement Effective Date as Base Rate Loans. Thereafter, all or any portion of the Additional Tranche B Term Loan may be converted into Eurodollar Loans in accordance with the terms of Section 3.01(c) of this Amendment and Restatement and the definition of "Interest Period".

         SUBPART 2.03 Funding of Additional Tranche B Term Loans. On the Restatement Effective Date, Bank of America, N.A. will make the principal amount of the Additional Tranche B Term Loans available to the Administrative Agent by deposit, in Dollars and in immediately available funds, at the offices of the Administrative Agent at its principal office in Charlotte, North Carolina or at such other address as the Administrative Agent may designate in writing. Unless the Administrative Agent determines that any applicable condition set forth in
Part IV hereof has not been satisfied, the Administrative Agent shall make the amount of the funds so received available to the Borrower by crediting the account of the Borrower on the books of such office of the Administrative Agent.

                                    PART III

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         SUBPART 3.01 Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof and on and as of the Restatement Effective Date to each Lender and the Administrative Agent, as follows:

             (a) The representations and warranties set forth in Article V of the Existing Credit Agreement, after giving effect to this Amendment and Restatement, and in each other Credit Document, are true and correct in all material respects at and as if made as of the date hereof and on and as of the Restatement Effective Date except to the extent such representations and warranties expressly relate to an earlier date.

             (b) No Default or Event of Default has occurred and is continuing.

             (c) The execution, delivery and performance by each of Holdings, the Parent and the Borrower of this Amendment and Restatement have been duly authorized by such Person.

             (d) This Amendment and Restatement constitutes the legal, valid and binding obligation of each of Holdings, the Parent and the Borrower, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles of general applicability (whether enforcement is sought by proceedings in equity or at law or in admiralty).

             (e) The execution, delivery and performance by each of Holdings, the Parent and the Borrower of this Amendment and Restatement will not
         (i) violate, contravene or conflict with any Requirement of Law applicable to such Person or its respective properties, except for violations, contraventions or conflicts that would not reasonably be expected to have a Material Adverse Effect, (ii) violate or conflict with any provision of such Person's organizational documents, or (iii) result in the breach of or constitute a default under any indenture or other agreement or instrument to which such Person is a party, except for violations, contraventions or conflicts that would not reasonably be expected to have a Material Adverse Effect.

                                    PART IV

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.01 Conditions to Effectiveness. This Amendment and Restatement shall become effective on the first date (the "Restatement Effective Date") upon which all of the following conditions have been satisfied:

             (a) Executed Credit Documents. Receipt by the Administrative Agent of duly executed copies of: (i) this Amendment and Restatement, which when taken together bear the signatures of Holdings, the Parent, the Borrower, the Required Lenders, Bank of America, N.A., as Lender with respect to the Additional Tranche B Term Loans, the Administrative Agent, the Issuing Lender, the Swingline Lender, the Documentation Agent and the Syndication Agent; (ii) a Tranche B Term Note with respect to the Additional Tranche B Term Loans, if requested by Bank of America, N.A.; (iii) all other Collateral Documents and other Credit Documents to be executed and delivered on the Restatement Effective Date; and (iv) a Joinder Agreement bearing the signature of the Southern Pride Catfish LLC, each in form and substance satisfactory to the Lenders in their sole discretion.

               (b) Opinions of Counsel. The Administrative Agent shall have received:

                        (i) from Debevoise & Plimpton, an opinion addressed to the Administrative Agent, the Collateral Agent and each Lender, dated the Restatement Effective Date, substantially in the form of Annex B attached to this Amendment and Restatement; and

                        (ii) from special local counsel to the Credit Parties for each State in which any filings are required to perfect the security interest of the Collateral Agent in any Southern Pride Collateral, an opinion addressed to the Administrative Agent, the Collateral Agent and each Lender, dated the Restatement Effective Date, substantially in the form of Annex C attached to this Amendment and Restatement.

               (c) Consummation of Southern Pride Acquisition. On or prior to the Restatement Effective Date, there shall have been delivered to the Administrative Agent true and correct copies of the Southern Pride Acquisition Agreement, certified as such by a Responsible Officer of the Borrower, and all terms and conditions of the Southern Pride Acquisition Agreement shall be in form and substance reasonably satisfactory to the Administrative Agent. The Lenders shall be reasonably satisfied with the amount and type of assets and liabilities being acquired and/or assumed in the Southern Pride Acquisition. The Southern Pride Acquisition, including all of the terms and conditions thereof, shall have been duly approved by the board of directors or comparable governing body of the Borrower and Southern Pride Catfish LLC, and the Southern Pride Acquisition Agreement shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. Each of the conditions precedent to the Borrower's and Southern Pride Catfish LLC's obligations to consummate the Southern Pride Acquisition as set forth in the Southern Pride Acquisition Agreement shall have been satisfied to the reasonable satisfaction of the Administrative Agent or, with the prior written consent of the Administrative Agent, waived, and the Southern Pride Acquisition shall have been consummated in accordance with all Requirements of Law and the Southern Pride Acquisition Agreement, which shall not have been altered, amended, supplemented or otherwise modified or any condition therein waived without the prior consent of the Administrative Agent, such consent not to be unreasonably withheld.

               (d) Perfection of Personal Property Security Interests and Pledges; Search Reports. Except as otherwise provided in this Amendment and Restatement, on or prior to the Restatement Effective Date, the Collateral Agent shall have received:

                        (i) a Perfection Certificate from Southern Pride Catfish LLC;

                        (ii) appropriate financing statements (Form UCC-1 or such other financing statements or similar notices as shall be required by local law) fully executed for filing under the Uniform Commercial Code or other applicable local law of each jurisdiction in which the filing of a financing statement or giving of notice may be required, or reasonably requested by the Collateral Agent, to perfect the security interests intended to be created by the Collateral Documents in the Southern Pride Collateral;

                        (iii) copies of reports from CT Corporation System or
               other independent search service reasonably satisfactory to the Collateral Agent listing all effective financing statements that name Southern Pride or any of its Subsidiaries, (under its present name and any previous name and, if requested by the Collateral Agent, under any trade names) as debtor or seller with respect to any of the Southern Pride Collateral that are filed in the jurisdictions referred to in clause (ii) above, together with copies of such financing statements (none of which shall cover the Southern Pride Collateral except to the extent evidencing Permitted Liens or for which the Collateral Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local law) fully executed for filing);

                        (iv) searches of ownership of intellectual property in
               the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Collateral Agent to the extent necessary or advisable to perfect the Lender's security interest in intellectual property included in the Southern Pride Collateral;

                        (v) all of the Pledged Collateral, if any, which Pledged Collateral shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent; and

                        (vi) evidence of the completion of all other filings and
               recordings of or with respect to the Collateral Documents and of all other actions as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests intended to be created in the Southern Pride Collateral by the Collateral Documents.

               (e) Consents and Approvals. On the Restatement Effective Date, all necessary governmental (domestic or foreign), regulatory and third party approvals (including, without limitation, with respect to real property leases and license agreements relating to intellectual property) necessary, in the reasonable discretion of the Administrative Agent, in connection with the transactions contemplated by the Southern Pride Acquisition Agreement and this Amendment and Restatement and otherwise referred to herein or therein shall have been obtained and remain in full force and effect, and all applicable waiting periods (including any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976) shall have expired, in each case without any action being taken by any competent authority which could restrain or prevent such transactions or impose, in the reasonable judgment of the Administrative Agent, materially adverse conditions upon the consummation of such transactions.

               (f) Litigation; Judgments. Except as set forth in a supplement to
         Schedule 5.09 to the Existing Credit Agreement, on the Restatement Effective Date, there shall be no actions, suits, proceedings or investigations pending or, to the knowledge of the Credit Parties, threatened (i) with respect to this Amendment and Restatement, the Southern Pride Acquisition Agreement or the transactions contemplated hereby or thereby or (ii) which the Administrative Agent or the Required Lenders shall reasonably determine would reasonably be expected to have a Material Adverse Effect. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the transactions contemplated by the Southern Pride Acquisition Agreement and otherwise referred to herein or therein.

               (g) Payment of Fees. All costs, fees and expenses due to the Administrative Agent, the Collateral Agent and the Lenders on or before the Restatement Effective Date incurred in connection with the Existing Credit Agreement and this Amendment and Restatement shall have been paid.

               (h) Counsel Fees. The Administrative Agent shall have received full payment from the Borrower of all fees and expenses of Mayer, Brown, Rowe & Maw incurred in connection with this Amendment and Restatement which are billed through the Restatement Effective Date.

               (i) Revolving Availability. After giving effect to all Credit Events occurring on the Restatement Effective Date, the aggregate unused Revolving Commitments shall exceed the aggregate amount of all Revolving Outstandings by at least $15,000,000.

               (j) Officer's Certificates. The Administrative Agent shall have received (i) a certificate or certificates executed by a Responsible Officer of the Borrower as of the Restatement Effective Date stating that (A) immediately prior to and after giving effect to this Amendment and Restatement, the Southern Pride Acquisition and the transactions contemplated hereby and thereby: (1) each Credit Party is Solvent; (2) no Default or Event of Default has occurred and is continuing: and (3) all representations and warranties made by the Credit Parties in any Credit Document are true and correct in all material respects at and as if made as of such date, except to the extent they expressly relate to an earlier date; and (B) after giving effect to the Southern Pride Acquisition, the Revolving Committed Amount is at least $15,000,000 greater than the total Revolving Outstandings, and (ii) a Pro-Forma Compliance Certificate executed by a Responsible Officer of the Borrower as of the Restatement Effective Date demonstrating that, upon giving effect to the Southern Pride Acquisition on a Pro-Forma Basis (with pro-forma adjustments satisfactory to the Administrative Agent), the Borrower is in compliance with all of the financial covenants set forth in Section 7.18 of this Amendment and Restatement as of September 30, 2002.

               (k) Other. The Administrative Agent shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Administrative Agent.

               All corporate and legal proceedings and instruments and agreements relating to the transactions contemplated by this Amendment and Restatement or in any other document delivered in connection herewith or therewith shall be satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. The documents referred to in this Section shall be delivered to the Administrative Agent no later than the Restatement Effective Date, except with the prior written consent of the Administrative Agent. The certificates and opinions referred to in this Section shall be dated the Restatement Effective Date.

                                     PART V

                               GENERAL PROVISIONS

               SUBPART 5.01 APPLICABLE LAW. THIS AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE

GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         SUBPART 5.02 Counterparts. This Amendment and Restatement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

         SUBPART 5.03 Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto and thereto) in accordance with the terms of Section
10.05 of the Existing Credit Agreement.

         SUBPART 5.04 Reference to and Effect on Existing Credit Agreement and Notes. (a) On the Restatement Effective Date, the Existing Credit Agreement shall be automatically amended and restated as set forth herein, and the terms and conditions set forth in Part II and Part IV hereof shall be expressly incorporated therein by reference. On and after the Restatement Effective Date, the rights and obligations of the parties to the Existing Credit Agreement shall be governed by this Amendment and Restatement (which by the terms hereof incorporates the terms and conditions of the Existing Credit Agreement, as amended hereby); provided that the rights and obligations of the parties hereto with respect to the period prior to the Restatement Effective Date shall continue to be governed by the provisions of the Existing Credit Agreement. Promptly after the Restatement Effective Date, the Administrative Agent shall notify the Borrower and the Lenders thereof, and such notice shall be conclusive and binding on all parties.

             (b) Other than references to "this Agreement" contained in (i) the second paragraphs of Sections 2.03(c) and 2.04(c) and (ii) Section 4.01 (other than in the final paragraph thereof) of the Existing Credit Agreement which shall be deemed to be references to the Existing Credit Agreement, on and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

             (c) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                 AMERICAN SEAFOODS HOLDINGS LLC


                                 By: /s/    Bernt Bodal
                                     -------------------------------------------
                                     Name:  Bernt Bodal
                                     Title: Managing Director

                                 AMERICAN SEAFOODS CONSOLIDATED LLC


                                 By: /s/    Bernt Bodal
                                     -------------------------------------------
                                     Name:  Bernt Bodal
                                     Title: Managing Director

                                 AMERICAN SEAFOODS GROUP LLC


                                 By: /s/     Bernt Bodal
                                     -------------------------------------------
                                     Name:   Bernt Bodal
                                     Title:  Managing Director

                                 BANK OF AMERICA, N.A.,
                                 as Administrative Agent

                                 By: /s/     S. Paul Trapani, III
                                     -------------------------------------------
                                     Name:   S. Paul Trapani, III
                                     Title:  Managing Director

                            BANK OF AMERICA, N.A.,
                            as a Lender, as Swingline Lender and Issuing Lender


                            By: /s/        Paul Trapani, III
                                ----------------------------------------------
                                Name:      Paul Trapaini, III
                                Title:     Managing Director

                                THE BANK OF NOVA SCOTIA,
                                as a Lender

                                By: /s/     Daryl K. Hogge
                                    --------------------------------------------
                                    Name:   Daryl K. Hogge
                                    Title:  Director

                                HARRIS TRUST AND SAVINGS BANK,
                                as a Lender

                                By: /s/     Leili Ghazi
                                    --------------------------------------------
                                    Name:   Leili Ghazi
                                    Title:  Vice President

                            DEN NORSKE BANK ASA,
                            as a Lender

                            By: /s/     Ove Johannessen
                                ------------------------------------------------
                                Name:   Ove Johannessen
                                Title:  Senior Vice President

                               NORDEA BANK NORGE ASA,
                               as a Lender

                               By: /s/     Tom Ivar Saetremyr
                                   ---------------------------------------------
                                   Name:   Tom Ivar Saetremyr
                                   Title:  Vice President

                         NORTHWEST FARM CREDIT SERVICES, ACA,
                         as a Lender

                         By: /s/        Jim D. Allen
                             ---------------------------------------------------
                             Name:  Jim D. Allen
                             Title:  Vice President

                              WELLS FARGO BANK, NA,
                              as a Lender

                              By: /s/        Jeff Montgomery
                                  ----------------------------------------------
                                  Name:  Jeff Montgomery
                                  Title:  Vice President

                  APEX (IDM) CDO I LTD,
                  as a Lender

                  By:   David L. Babson & Company Inc. as Collateral Manager


                  By: /s/    Mary Ann McCarthy
                      -----------------------------------------------------
                      Name:  Mary Ann McCarthy
                             Title:  Managing Director

                               Ares VI CLO Ltd.

                               By:  Ares CLO GP VI, LLC
                                    Its Management Member

                               By: /s/     Seth J. Brusky
                                   ---------------------------------------------
                                   Name:   Seth J. Brusky
                                   Title:  Vice President

                               AURUM CLO 2002-1 LTD,
                               By:  STEIN ROE & FARNHAM INCORPORATED,
                                    AS INVESTMENT MANAGER,
                               as a Lender

                               By: /s/     Kathleen A. Zarn
                                   ---------------------------------------------
                                   Name:   Kathleen A. Zarn
                                   Title:  Senior Vice President

                             BRYN MAWR CLO Ltd.
                             BY:  Deerfield Capital Management LLC,
                             as its Collateral Manager


                             By: /s/     Dan Hattori
                                 -----------------------------------------------
                                 Name:   Dan Hattori
                                 Title:  Vice President

                         CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
                         By:  Highland Capital Management, L.P.,
                         As Authorized Representatives of the Board,
                         as a Lender

                         By: /s/        Mark Okada
                             ---------------------------------------------------
                             Name:   Mark Okada
                             Title:  Chief Investment Officer
                                     Highland Capital Management, L.P.

                        CLYDESDALE CLO 2001-1 LTD,
                        as a Lender

                        By: /s/     Elizabeth MacLean
                            ----------------------------------------------------
                            Name:   Elizabeth MacLean
                            Title:  Vice President

                           BIG SKY SENIOR LOAN FUND, LTD

                           By:  Eaton Vance Management As Investment Advisor

                           By: /s/    Payson F. Swaffield
                               -------------------------------------------------
                               Name:  Payson F. Swaffield
                               Title: Vice President

                   COLUMBUS LOAN FUNDING LTD.,
                   as a Lender

                   By:   Travelers Asset Management International Company LLC


                   By: /s/    Denise T. Duffee
                       ---------------------------------------------------------
                       Name:  Denise T. Duffee
                       Title: Investment Officer

                          CONTINENTAL CASUALTY COMPANY,
                          as a Lender

                          By: /s/    Marilou R. McGirr
                              --------------------------------------------------
                              Name:  Marilou R. McGirr
                              Title: Vice President

                         EATON VANCE SENIOR INCOME TRUST,
                         as a Lender

                         By:   Eaton Vance Management as Investment Advisor

                         By: /s/    Payson F. Swaffield
                             ---------------------------------------------------
                             Name:  Payson F. Swaffield
                             Title: Vice President

                      ELC (CAYMAN) LTD CDO SERIES 1999-1,
                      as a Lender

                      By:   David L. Babson & Company Inc. as Collateral Manager


                      By: /s/    Mary Ann McCarthy
                          ------------------------------------------------------
                          Name:  Mary Ann McCarthy
                          Title: Managing Director

                           ELC (CAYMAN) LTD. 2000-1,
                           as a Lender

                           By: David L. Babson & Company Inc. as Collateral Manager


                           By: /s/    Mary Ann McCarthy
                               -------------------------------------------------
                               Name:  Mary Ann McCarthy
                               Title: Managing Director

                          ELC CAYMAN LTD,
                          as a Lender

                          By:   David L. Babson & Company Inc. as Collateral
                                Manager


                          By: /s/     Mary Ann McCarthy
                              --------------------------------------------------
                              Name:   Mary Ann McCarthy
                              Title:  Managing Director

                      ELC CAYMAN LTD 1999-III,
                      as a Lender

                      By:   David L. Babson & Company Inc. as Collateral Manager


                      By: /s/    Mary Ann McCarthy
                          ------------------------------------------------------
                          Name:  Mary Ann McCarthy
                          Title: Managing Director

                             ELF FUNDING TRUST III,
                             as a Lender

                             By: New York Life Investment Management, LLC, as Attorney-in-Fact


                             By: /s/    R. H. Dial
                                 -----------------------------------------------
                                 Name:  R.H. Dial
                                 Title: Vice President

                              EMERALD ORCHARD LIMITED,
                              as a Lender

                              By: /s/     Susan K. Strong
                                  ----------------------------------------------
                                  Name:   Susan K. Strong
                                  Title:  Attorney In Fact

                              GALAXY CLO 1999-1, LTD.,
                              as a Lender

                              By: /s/     Thomas G. Brandt
                                  ----------------------------------------------
                                  Name:   Thomas G. Brandt
                                  Title:  Managing Director

                                 GALLATIN FUNDING I LTD,
                                 as a Lender

                                      Gallatin Funding Ltd
                                      By: Bear Stearns Asset Management, Inc.
                                      as its Collateral Manager


                                 By: /s/     Justin Driscoll
                                     -------------------------------------------
                                     Name:   Justin Driscoll
                                     Title:  Managing Director

                              GOLDMAN SACHS CREDIT PARTNERS LP,
                              as a Lender

                              By: /s/     Sandra Stulberger
                                  ----------------------------------------------
                                  Name:   Sandra Stulberger
                                  Title:  Authorized Signatory

                    GRAYSON & CO,
                    as a Lender

                    By:   Boston Management and Research as Investment Advisor


                    By: /s/     Payson F. Swaffield
                        --------------------------------------------------------
                        Name:   Payson F. Swaffield
                        Title:  Vice President

                               HAROURVIEW CLO IV LTD,
                               as a Lender

                               By: /s/        Bill Campbell
                                   ---------------------------------------------
                                   Name:      Bill Campbell
                                   Title:     Manager

                         IKB CAPITAL CORPORATION,
                         as a Lender

                         By: /s/     Wolfgang W. Boeker
                             ---------------------------------------------------
                             Name:   Wolfgang W. Boeker
                             Title:  Senior Vice President
                                     IKB Capital Corporation

                             INDOSUEZ CAPITAL FUND VI LTD,
                             as a Lender

                             By: /s/    Paul O. Travers
                                 -----------------------------------------------
                                 Name:  Paul O. Travers
                                 Title: Managing Director

                           ISLANDSBANKI-FBA,
                           as a Lender

                           By: /s/     Bjorb Bjornsson
                               ------------- ----- -----------------------------
                               Name:   Bjorb Bjornsson
                               Title:  Managing Director

                           By: /s/     Kjartan Olafsson
                               -------------------------------------------------
                               Name:   Kjartan Olafsson
                               Title:  Senior Credit Manager

                      KZH SOLEIL LLC,
                      as a Lender

                      By: /s/     Joyce Fraser Bryant
                          ------------------------------------------------------
                          Name:   Joyce Fraser-Bryant
                          Title:  Authorized Agent

                                KZH SOLEIL-2 LLC,
                                as a Lender

                                By: /s/     Joyce Fraser Bryant
                                    --------------------------------------------
                                    Name:   Joyce Fraser-Bryant
                                    Title:  Authorized Agent

                          KZH WATERSIDE LLC,
                          as a Lender

                          By: /s/     Joyce Fraser Bryant
                              --------------------------------------------------
                              Name:   Joyce Fraser-Bryant
                              Title:  Authorized Agent

                               LANDMARK II CDO LIMITED,
                               as a Lender

                               Aladdin Asset Management LLC
                               as Manager

                               By: /s/     Th. Gnuicks
                                   ---------------------------------------------
                                   Name:   Th. Gnuicks
                                   Title:  Vice President

                                      LONG LANE MASTER TRUST II,
                                      By Fleet National Bank as
                                      Trust Administrator, With
                                      respect to Series Eclipse
                                      as a Lender

                                      By: /s/     Kevin Kearns
                                          --------------------------------------
                                          Name:   Kevin Kearns
                                          Title:  Managing Director

                             LONGHORN CDO (CAYMAN) LTD,
                             as a Lender

                             By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                             By: /s/     Matthew Wallack
                                 -----------------------------------------------
                                 Name:   Matthew Wallack
                                 Title:  Authorized Signatory

                            LONGHORN CDO II LTD,
                            as a Lender

                            By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                            By: /s/       Matthew Wallack
                                ------------------------------------------------
                                Name:  Matthew Wallack
                                Title:  Authorized Signatory

                                MASTER SENIOR FLOATING RATE TRUST,
                                as a Lender

                                By: /s/     Matthew Wallack
                                    --------------------------------------------
                                    Name:   Matthew Wallack
                                    Title:  Authorized Signatory

                                MERRILL LYNCH PRIME RATE PORTFOLIO,
                                as a Lender

                                By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                                By: /s/     Matthew Wallack
                                    --------------------------------------------
                                    Name:   Matthew Wallack
                                    Title:  Authorized Signatory

                                     MOUNTAIN CAPITAL CLO II LTD,
                                     as a Lender

                                     By: /s/     Chris Siddons
                                         ---------------------------------------
                                         Name:   Chris Siddons
                                         Title:  Director

                                MUIRFIELD TRADING LLC,
                                as a Lender

                                By: /s/        Ann E. Morris
                                    --------------------------------------------
                                    Name:      Ann E. Morris
                                    Title:     Assistant Vice President

                                  NATIONWIDE LIFE INSURANCE CO,
                                  as a Lender

                                  By: /s/     Thomas S. Leggett
                                      -----------------------------------------
                                      Name:   Thomas S. Leggett
                                      Title:  Associate Vice President
                                              Public Bonds

                                NATIONWIDE MUTUAL INSURANCE,
                                as a Lender

                                By: /s/     Thomas S. Leggett
                                    -------------------------------------------
                                    Name:   Thomas S. Leggett
                                    Title:  Associate Vice President
                                            Public Bonds

                       NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Lender


                       By: New York Life Investment Management, LLC, its Investment Manager


                       By: /s/     R. H. Dial
                           ----------------------------------------------------
                           Name:   R.H. Dial
                           Title:  Vice President

                                     NOMURA BOND & LOAN FUND,
                                     as a Lender

                                     By: /s/     Elizabeth MacLean
                                         ---------------------------------------
                                         Name:   Elizabeth MacLean
                                         Title:  Vice President

                                   OLYMPIC FUNDING TRUST SERIES 1999-1,
                                   as a Lender

                                   By: /s/     Anne E. Morris
                                       -----------------------------------------
                                       Name:   Ann E. Morris
                                       Title:  Authorized Agent

                               OPPENHEIMER  SENIOR FLOATING RATE FUND,
                               as a Lender

                               By: /s/     Bill Campbell
                                   ---------------------------------------------
                                   Name:   Bill Campbell
                                   Title:  Manager

                            PRINCIPAL LIFE INSURANCE CO,
                            as a Lender

                            By:   Principal Global Investors, LLC,
                                  a Delaware limited liability company,
                                  its authorized signatory


                            By: /s/     Jon C. Heiny
                                ------------------------------------------------
                                Name:   Jon C. Heiny
                                Title:  Counsel

                            By: /s/     Stephen G. Skrivanek
                                ------------------------------------------------
                                Name:   Stephen G. Skrivanek
                                Title:  Counsel

                           PROMETHEUS INVESTMENT FUNDING NO 2 LTD, as a Lender


                           By: /s/     Charles P. Strause
                               -------------------------------------------------
                               Name:   Charles P. Strause
                               Title:  Associate Director

                           By: /s/     Thomas L. Mowat
                               -------------------------------------------------
                               Name:   Thomas L. Mowat
                               Title:  Director

                            PUTNAM DIVERSIFIED INCOME TRUST,
                            as a Lender

                            By: /s/        Beth Mazor
                                ------------------------------------------------
                                Name:      Beth Mazor
                                Title:     Vice President

                               PUTNAM MASTER INCOME TRUST,
                               as a Lender

                               By: /s/        Beth Mazor
                                   ---------------------------------------------
                               Name:          Beth Mazor
                               Title:         Vice President

                       PUTNAM MASTER INTERMEDIATE INCOME TRUST, as a Lender


                       By: /s/    Beth Mazor
                           -----------------------------------------------------
                       Name:      Beth Mazor
                       Title:     Vice President

                                PUTNAM PREMIER INCOME TRUST,
                                as a Lender

                                By: /s/        Beth Mazor
                                    --------------------------------------------
                                Name:          Beth Mazor
                                Title:         Vice President

                           PUTNAM VARIABLE TRUST - PVT DIVERSIFIED INCOME FUND, as a Lender


                           By: /s/        Beth Mazor
                               ------------------------------------------------
                           Name:          Beth Mazor
                           Title:         Vice President

                      COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank International",
                      New York Branch, as a Lender

                      By: /s/     Michelle S. Ruocco
                          ------------------------------------------------------
                          Name:   Michelle S. Ruocco
                          Title:  Vice President

                      By: /s/     Barbara A. Hyland
                          ------------------------------------------------------
                          Name:   Barbara A. Hyland
                          Title:  Managing Director

                                 RIVIERA FUNDING LLC,
                                 as a Lender

                                 By: /s/     Ann E. Morris
                                     -------------------------------------------
                                     Name:   Ann E. Morris
                                     Title:  Assistant Vice President

                            ROSEMONT CLO LTD,
                                  By:  Deerfield Capital Management LLC
                                         as its Collateral Manager


                            By: /s/     Dan Hattori
                                ------------------------------------------------
                                Name:   Dan Hattori
                                Title:  Vice President

                          SENIOR DEBT PORTFOLIO,
                          as a Lender

                          By:   Boston Management and Research as
                                Investment Advisor


                          By: /s/     Payson F. Swaffield
                              --------------------------------------------------
                              Name:   Payson F. Swaffield
                              Title:  Vice President

                         BIG SKY SENIOR LOAN FUND, LTD.
                         as a Lender

                         By:  Eaton Vance Management as Investment Advisor

                         By: /s/     Payson F. Swaffield
                             ---------------------------------------------------
                             Name:   Payson F. Swaffield
                             Title:  Vice President

                              SEQUILS-CUMBERLAND I LTD,


                              By:  Deerfield Capital Management LLC
                                   as its Collateral Manager

                              By: /s/    Dan Hattori
                                  ----------------------------------------------
                                  Name:   Dan Hattori
                                  Title:  Vice President

                             SIERRA CLO I LTD,
                             as a Lender

                             By: /s/     John M. Casparian
                                 -----------------------------------------------
                                 Name:   John M. Casparian
                                 Title:  Chief Operating Officer
                                         Center Pacific LLP (Manager)

                                STANWICH LOAN FUNDING LLC,
                                as a Lender

                                By: /s/     Ann E. Morris
                                    --------------------------------------------
                                    Name:   Ann E. Morris
                                    Title:  Assistant Vice President

                               STEIN ROE & FARNHAM CLO FUND I LTD,
                               as a Lender

                               By:  STEIN ROE & FARNHAM INCORPORATED,
                                      AS PORTFOLIO MANAGER


                               By: /s/     Kathleen A. Zam
                                   ---------------------------------------------
                                   Name:   Kathleen A. Zam
                                   Title:  Senior Vice President

                                      STEIN ROE FLOATING RATE LLC,
                                      as a Lender

                                      By:  STEIN ROE & FARNHAM INCORPORATED,
                                           AS ADVISOR


                                      By: /s/     Kathleen A. Zam
                                          --------------------------------------
                                          Name:   Kathleen A. Zam
                                          Title:  Senior Vice President

                             SUMITOMO TRUST & BANKING CO LTD,
                             as a Lender

                             By: /s/     Elizabeth A. Quirk
                                 -----------------------------------------------
                                 Name:   Elizabeth A. Quirk
                                 Title:  Vice President

                                SUNAMERICA LIFE INSURANCE COMPANY,
                                as a Lender

                                By: /s/     Steven S. Oh
                                    --------------------------------------------
                                    Name:   Steven S. Oh
                                    Title:  Authorized Agent

                                   TORONTO DOMINION (NEW YORK), INC.,
                                   as a Lender

                                   By: /s/     Susan Strong
                                       -----------------------------------------
                                       Name:   Susan Strong
                                       Title:  Vice President

                      CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. (f/k/a Travelers Corporate Loan
                      Fund Inc.), as a Lender

                      By:   Travelers Asset Management International Company LLC


                      By: /s/     Denise T. Duffee
                          ------------------------------------------------------
                          Name:   Denise T. Duffee
                          Title:  Investment Officer

                            THE TRAVELERS INSURANCE COMPANY,
                            as a Lender

                            By: /s/     Denise T. Duffee
                                ------------------------------------------------
                                Name:   Denise T. Duffee
                                Title:  Investment Officer

Signature page to American  Seafoods Group LLC
December 16, 2002 Second Amended and Restated Credit Agreement

                           TRYON CLO LTD 2000-1,
                           as a Lender

                           By: David L. Babson & Company Inc. as Collateral Manager


                           By: /s/     Mary Ann McCarthy
                               -------------------------------------------------
                               Name:   Mary Ann McCarthy
                               Title:  Managing Director

                              VENTURE CDO 2002 LIMITED,
                              as a Lender

                              By its investment advisor, Barclays Capital Asset Management Limited

                              By its sub-advisor, Barclays Bank PLC, New York Branch


                              By: /s/     Michael G. Regan
                                  ----------------------------------------------
                                  Name:   Michael G. Regan
                                  Title:  Director

                                VENTURE II CDO 2002, LIMITED,
                                as a Lender

                                By its investment advisor, Barclays Bank PLC, New York Branch


                                By: /s/    Michael G. Regan
                                    --------------------------------------------
                                    Name:  Michael G. Regan
                                    Title: Director

                                     ANNEX A

                                                                       EXHIBIT H

                        Form of Subordination Provisions

     EACH PROMISSORY NOTE EVIDENCING AN INTERCOMPANY LOAN OR ADVANCE INCURRED BY THE BORROWER OR A WHOLLY-OWNED DOMESTIC SUBSIDIARY OF THE BORROWER OWING TO ANY FOREIGN SUBSIDIARY OF THE BORROWER OR ANY NON-WHOLLY-OWNED DOMESTIC SUBSIDIARY OF THE BORROWER SHALL HAVE INCLUDED ON ITS FACE THE FOLLOWING PROVISION AND SHALL HAVE "ANNEX A TO INTERCOMPANY NOTE" ATTACHED THERETO AND MADE A PART THEREOF.

     "This Intercompany Note, and the obligations of the Payor hereunder, shall be subordinate and junior in right of payment to all Senior Debt (as defined in Section 1 of Annex A hereto) on the terms and conditions set forth in Annex A hereto. Annex A hereto is incorporated herein by reference in its entirety and is a part of this Intercompany Note to the same extent as if it had been set forth in its entirety in this Intercompany Note."

                                                                   ANNEX A
                                                                      TO
                                                               INTERCOMPANY NOTE

         Section 1. Definitions. Capitalized terms defined in the Credit Agreement (as defined in the promissory note to which this Annex A is attached (the "Intercompany Note")) and not otherwise defined herein have, as used in this Annex A, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "Senior Debt" means the obligations under (i) the Senior Secured Debt and (ii) the obligations under the Senior Subordinated Notes to the extent permitted by the Credit Agreement.

         "Senior Secured Debt" means the Obligations, including any Obligations the proceeds of which are used to refinance other Obligations, in each case whether now owed or hereafter arising, whether fixed or contingent, whether for principal, premium (if any), interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Credit Party), expenses, indemnifications, reimbursement obligations or otherwise, together with all renewals, extensions, increases or rearrangements thereof.

         "Subordinated Debt" means all principal of and interest on all obligations, liabilities and indebtedness of the Payor now or hereafter owing to the Payee or any other holder from time to time of the Intercompany Note under the Intercompany Note, whether fixed or contingent and whether for principal, interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Payor, whether or not allowed or allowable as a claim in any such proceeding), fees, expenses, indemnifications, reimbursement obligations, subrogation or contribution claims or otherwise, together with all renewals, extensions, increases or rearrangements thereof.

         Section 2. Subordination by the Payee. Each of the Payee and each other holder from time to time of the Intercompany Note by its acceptance thereof hereby covenants and agrees that the payment of the Subordinated Debt shall be subordinate and subject in right of payment, to the extent set forth herein, to the prior payment in full in cash of the Senior Debt. The provisions of this Annex A shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of the Senior Debt. The holders of the Senior Debt are hereby made obligees hereunder with the same force and effect as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

         Section 3. Priority and Payment Over in Certain Events.

     (a) Priority and Payment Over Upon Insolvency and Dissolution. In the event of (x) any insolvency or bankruptcy case or proceeding or any receivership, liquidation, reorganization or similar case or proceeding in connection therewith relative to the Payor or its creditors, as such, or to its assets, or
(y) any liquidation, dissolution or other winding up of the Payor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (z) any assignment for the benefit of creditors or other marshaling of assets and liabilities of the Payor, then and in any such event:

     (i) the holders of the Senior Debt shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Debt before the Payee shall be entitled to receive and retain any direct or indirect payment on account of the principal, interest or other amounts due or to become due on the Subordinated Debt, including, without limitation, by exercise of any right of set off and any payment which might be payable or deliverable by reason of any other indebtedness being subordinated in right of payment to the Subordinated Debt;

     (ii) any payment or distribution of any kind or character, whether in cash, property or securities which may be payable or deliverable in respect of the Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Payor which is subordinated to the payment of the Subordinated Debt shall be paid by the Payor or by the trustee in bankruptcy, debtor in possession, receiver, liquidating trustee, custodian, assignee, agent, or other Person making payment or distribution of assets of the Payor directly to the Administrative Agent (or the Representative, the holders of the Derivative Obligations or all of the Creditors, as applicable) to the extent necessary to pay all Senior Debt in full in cash after giving effect to any concurrent payment or distribution to or for the benefit of the holders of the Senior Debt.

            The consolidation of the Payor with, or the merger of the Payor into, another Person or the liquidation or dissolution of the Payor following the conveyance or transfer of its assets substantially as an entirety to another Person upon terms and conditions permitted under the Credit Agreement shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Payor for purposes of this Section 3(a) if the Person formed by such consolidation or into which the Payor is merged or the Person which acquires by conveyance or transfer such property and assets substantially as an entirety, as the case may be, shall comply with the conditions set forth in the Credit Agreement as a prerequisite for such consolidation, merger, conveyance or transfer.

     (b) Payment on Subordinated Debt Suspended When Senior Debt is in Default. In the event and during the continuation of any Default or Event of Default under the Credit Agreement or under any other agreement or instrument evidencing or securing any Senior Debt, then unless and until such Default or Event of Default shall have been cured or waived or shall have ceased to exist and any resulting acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such Default or Event of Default, then no direct or indirect payment, including any payment which may be payable by reason of the payment of any other indebtedness of the Borrower which is subordinated to the payment of the Subordinated Debt) shall be made by or on behalf of the Payor on account of the principal of or interest on the Subordinated Debt or on account of the purchase or other acquisition by it of the Subordinated Debt. The provisions of this Section 3(b) shall not apply to any payment with respect to which Section 3(a) would be applicable.

     (c) Rights and Obligations of the Payees. If, notwithstanding the foregoing provisions of this Section 3, any Payee or other holder of the Subordinated Debt shall have received any payment or distribution of assets of the Payor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Payor which is subordinated to the payment of the Subordinated Debt, before all amounts due or to become due on or in respect of all Senior Debt have been irrevocably paid in full in cash, then and in such event such payment or distribution shall be received in trust for the Creditors and other holders of the Senior Debt and shall be forthwith paid over or delivered by the Payee or other holder of the Subordinated Debt receiving the same directly to the Administrative Agent (or the Representative, the Derivatives Creditors or all of the Creditors, as applicable) or, to the extent legally required, to the trustee in bankruptcy, debtor-in-possession, receiver, liquidating trustee, custodian, assignee, agent or other Person making such payment or distribution of assets of the Payor, for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior

Debt in full after giving effect to any concurrent payment or distribution to or for the benefit of the holders of the Senior Debt.

         Section 4. Rights of the Creditors Not to be Impaired. No right of the Administrative Agent or any other Creditor or any other present or future holder of the Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act in good faith by the Administrative Agent or any other such Creditor or other holder of the Senior Debt or by any noncompliance by any Payee with the terms and provisions and covenants herein regardless of any knowledge thereof the Administrative Agent or any other such Creditor or other holder may have or otherwise be charged with. The Holders of the Senior Debt may, without in any way affecting the obligations of the Payee or any other holder of the Subordinated Debt with respect thereto, at any time or from time to time in their absolute discretion, change the manner, place or terms or payment of, change or extend the time or payment of or renew or alter any Senior Debt, or amend, supplement or modify any agreement or instrument governing or evidencing such Senior Debt or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of any Default or Event of Default thereunder and the release of any collateral securing such Senior Debt, all without notice to or assent from the Payee or any other holder of the Subordinated Debt. The provisions of this Annex A are intended to be for the benefit of the Creditors and each other holder of the Senior Debt and shall be enforceable directly by the Administrative Agent, any Representative or the Derivatives Creditors or other Creditors, as applicable, or any other present or future holder or holders of the Senior Debt.

         Section 5. Restriction on Assignment of Subordinated Debt. The Payee and each other holder from time to time of the Subordinated Debt by its acceptance thereof agrees not to sell, assign or transfer all or any part of the Subordinated Debt while any Senior Debt remains unpaid unless such sale, assignment or transfer is made expressly subject to the provisions of this Annex
A. The Payee represents that no other subordination of the Subordinated Debt is in existence on the date hereof, and the Payee agrees that the Subordinated Debt will not be subordinated to any indebtedness other than the Senior Debt.

         Section 6. Reliance on Subordination. The Payee and each other holder from time to time of the Subordinated Debt by its acceptance thereof consents and agrees that all Senior Debt shall be deemed to have been made or incurred at the request of the Payee and all other holders from time to time of the Subordinated Debt and in reliance upon the subordination of the Subordinated Debt pursuant to this Annex A.

         Section 7. Actions Against the Payor; Exercise of Remedies. Neither the Payee nor any other holder of the Subordinated Debt will (i) commence (unless the Administrative Agent, Representative or Derivatives Creditors or other Creditors, as applicable, or other holders of the Senior Debt shall have commenced) any action or proceeding against the Payor to recover all or any part of the Subordinated Debt or (ii) join with any creditor (unless the Administrative Agent, Representative or Derivatives Creditors or other Creditors, as applicable, or other holders of the Senior Debt shall also join) in bringing any proceeding against the Payor under the United States Bankruptcy Code or any other state, federal or foreign insolvency statute unless and until, in each case, the Senior Debt shall have been irrevocably paid in full in cash. Neither the Payee nor any other holder of the Subordinated Debt will ask, demand, sue for, take or receive from the Payor, directly or indirectly, in cash, property or securities or by set off or in any other manner (including, without limitation, from or by way of attachment or seizure of or foreclosure upon any property or assets of the Payor which may now or hereafter constitute collateral for any Subordinated Debt), payment of all or any part of the Subordinated Debt if an Event of Default shall have occurred and be continuing under the Credit Agreement or under any other agreement or instrument evidencing or securing the Senior Debt unless and until all Senior Debt shall have been irrevocably paid in full in cash or the benefits of this sentence waived by or on behalf of the Creditors or the other holder or holders of the Senior Debt.

          Section 8. Subrogation. The Payee or other holder from time to time of the Subordinated Debt shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Payor applicable to the Senior Debt until all amount owing on the Subordinated Debt has been paid in full; provided that neither the Payee nor any other holder of the Subordinated Debt shall enforce any payment by way of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code or otherwise) until the Commitments have been terminated and the principal of and interest on the Notes and all other amounts payable under or with respect to the Senior Debt have been irrevocably paid in full in cash. For the purposes of the rights of subrogation set forth in this Section 8, no payments or distributions to any Creditor or other holder or holders of the Senior Debt of any cash, property or securities to which the Payee or other holder or holders of the Subordinated Debt would be entitled but for the provisions of this Annex A, and no payments over pursuant to the provisions of this Annex A to any Creditor or other holder or holders of the Senior Debt by the Payee or other holder or holders of the Subordinated Debt, shall, as among the Payor, its creditors (other than the Creditors and any other holder or holders of the Senior Debt) and the Payee and other holder or holders of the Subordinated Debt, be deemed to be a payment or distribution by the Payor to or on account of the Senior Debt, it being understood that the provisions of this Annex A are solely for the purpose of defining the relative rights of the Creditors or any other holder or holders of the Senior Debt and the Payee and any other holder or holders of the Subordinated Debt.

          If any payment or distribution to which the Payee or other holder or holders of the Subordinated Debt would otherwise have been entitled but for the provisions of this Annex A shall have been applied, pursuant to the provisions of this Annex A, to the payment of all amounts payable under the Senior Debt, then the Payee or other holder or holders of the Subordinated Debt shall be entitled to receive from the Creditors or other holder or holders of the Senior Debt at the time outstanding any payments or distributions received by the Creditors or such holder or holders of the Senior Debt in excess of the amount sufficient to irrevocably pay all amounts under or in respect of the Senior Debt in full in cash.

          Section 9. Waiver of UCC Provisions. If any applicable provisions of the Uniform Commercial Code as in effect in the State of New York or any other relevant jurisdiction (the "UCC") requires the Administrative Agent, the Collateral Agent or any other Creditor or holder of the Senior Secured Debt or any representative thereof to notify the Payee or other holder of the Subordinated Debt that the Administrative Agent, the Collateral Agent or such other Creditor or holder or representative thereof will foreclose or otherwise realize upon any collateral or other property provided to secure the Senior Secured Debt, whether pursuant to Article 5 of the UCC or otherwise, the Payee and each other holder from time to time of the Subordinated Debt by its acceptance thereof hereby waives, to the extent permitted by applicable law, all such required notice(s) and, to the extent such requirement of notice may not be waived under applicable law, agrees that five Business Days' written notice of any such foreclosure or other realization shall be commercially reasonable. The Payee and each other holder from time to time of the Subordinated Debt by its acceptance thereof further waives, to the extent permitted by applicable law, any and all rights it may have to require the Administrative Agent, the Collateral Agent or any other Creditor or other holder of the Senior Secured Debt or representative thereof to marshal any collateral or other property provided as security for the Senior Secured Debt and any and all other rights and remedies now or hereafter available to the Payee or such other holder of the Subordinated Debt under Section 9-610 of the UCC. The Payee and each other holder from time to time of the Subordinated Debt by its acceptance thereof agrees that the Administrative Agent, the Collateral Agent and any other Creditor or holder of the Senior Secured Debt or representative thereof may sell inventory that constitutes collateral or other security for any Senior Secured Debt pursuant to a repurchase agreement, that such sale shall not be deemed a transfer subject to Section 9-618 of the UCC or any similar provisions of any other applicable law (such provisions, to the extent otherwise applicable to such sale, being hereby waived), and that the repurchase of inventory by a seller under a repurchase agreement shall be a commercially reasonable method of disposition.

          Section 10. Proofs of Claim. The Payee and each other holder from time to time of Subordinated Debt may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Payee or such other holder allowed in any judicial proceedings relative to the Payor, its creditors or its property. If the Payor or any other holder from time to time of Subordinated Debt files any claim, proof of claim or similar instrument in any judicial proceeding referred to above and all Senior Debt has not been irrevocably paid in full in cash, the Payor or such other holder shall
(i) file such claim, proof of claim or similar instrument on behalf of the Creditors and the other holder or holders of the Senior Debt as such Creditors' or other holder's or holders' interests may appear and (ii) take all such other actions as may be appropriate to ensure that all payments and distributions made in respect of any such proceedings are made to the Administrative Agent, the Representative or the Derivatives Creditors or other Creditors, as applicable, and any other holder or holders of the Senior Debt as its or their interests may appear.

          Any term or provision of this Section 10 to the contrary notwithstanding, if any judicial proceeding referred to above is commenced by or against the Payor, and so long as all Senior Debt has not been irrevocably paid in full in cash: (i) the Administrative Agent, the Representative, the holders of at least 51% of the Derivatives Obligations or the Creditors, as applicable, or any other holder or holders of the Senior Secured Debt or representatives thereof are hereby irrevocably authorized and empowered (in each case, in its own name, as administrative agent or representative on behalf of the Creditors or in the name of the Payee or any other holder or holders from time to time of the Subordinated Debt or otherwise), but shall have no obligation, to (A) demand, sue for, collect and receive every payment or distribution received in respect of any such proceeding and give acquittance therefor and to file claims and proofs of claims and (B) exercise any voting rights otherwise attributable to the Payee or other holders of the Subordinated Debt in any such proceeding;
(ii) the Payee or such other holder or holders of the Subordinated Debt shall duly and promptly take, for the account of the Creditors and any other holders or holders of the Senior Secured Debt, such action as the Administrative Agent, the Representative, the holders of at least 51% of the Derivatives Obligations or the Creditors, as applicable, or other holder or holders of the Senior Secured Debt or representatives thereof may request to collect all amounts payable by the Payor in respect of the Subordinated Debt and to file the appropriate claims or proofs of claim in respect of the Subordinated Debt; and
(iii) the Payee and each other holder of Subordinated Debt shall, at the request of the Administrative Agent, the Representative, the holders of at least 51% of the Derivatives Obligations or the Creditors, as applicable, or other holder or holders of the Senior Secured Debt or representatives thereof duly and promptly consent to or join in or stipulate its agreement with any action or position which the Creditors and each other holder of the Senior Secured Debt may take in any such judicial proceeding referred to above, including, without limitation, such actions and positions as the Creditors may take with respect to requests for relief from the automatic stay, for authority to use cash collateral or to use, sell or lease other property of the estate, for assumption, assignment or rejection of any executory contract and to obtain credit. The Payee and each other holder from time to time of Subordinated Debt by its acceptance thereof hereby appoints the Administrative Agent, the Collateral Agent, the Representative, the holders of at least 51% of the Derivatives Obligations or the other Creditors, as applicable, or other holder or holders of the Senior Secured Debt or representatives thereof as its agent(s) and attorney(s) in fact, all acts of such attorney(s) being hereby ratified and confirmed and such appointment(s), being coupled with an interest, being irrevocable until the Senior Debt is irrevocably paid in full in cash, to exercise the rights and file the claims referred to in this Section 10 and to execute and deliver any documentation necessary for the exercise of such rights or to file such claims. Notwithstanding anything to the contrary contained herein, neither the Payee nor any other holder of Subordinated Debt shall file any claim or take any action which competes or interferes with the rights and interests of the Creditors or any other holders of the Senior Debt under the Credit Agreement and other Loan Documents, the Derivatives Agreements or any other agreement or instrument evidencing or securing the Senior Debt. Until the Senior Debt has been irrevocably paid in full in cash, neither the Payee nor any other holder of the Subordinated Debt will (in any proceeding of the type described in Section 2(a)) discharge all or any portion of the obligations of the Payor in respect of the Subordinated Debt, whether by forgiveness, receipt of capital stock, exercise of conversion privileges or otherwise, without the prior written consent of the Administrative Agent, the Representative, the holders of at least 51% of the Derivatives Obligations or the Creditors, as applicable, or the holder or holders of the Senior Secured Debt.

          Section 11. Obligation of the Payor Unconditional. Nothing contained in this Annex A or in the Intercompany Note is intended to or shall impair, as between the Payor and the holder of the Intercompany Note, the obligation of the Payor, which is absolute and unconditional, to pay to the holder of the Intercompany Note the principal of and interest on the Intercompany Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Intercompany Note and creditors of the Payor other than the holders of the Senior Debt, nor shall anything herein or therein, except as expressly provided, prevent the holder of the Intercompany Note from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under this Annex A of the holders of Senior Debt in respect of cash, property, or securities of the Payor received upon the exercise of any such remedy. Upon any distribution of assets of the Payor referred to in this Annex A, the holder of the Intercompany Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the holder of the Intercompany Note, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Payor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

          Section 12. Reinstatements in Certain Circumstances. If, at any time, all or part of any payment with respect to Senior Debt theretofore made by the Payor or any other Person is rescinded or must otherwise be returned by the holders of Senior Debt for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Payor or such other Persons), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

          Section 13. Priority in Respect of Senior Secured Debt. Notwithstanding anything to the contrary in this Annex A, the holders of the Subordinated Notes acknowledge and confirm that the Collateral Agent, on behalf of the Secured Parties, have a first priority security interest in the Collateral of which this Intercompany Note is a part, and, until the Commitments have been terminated and the principal of and interest on the Notes and all other amounts payable under or with respect to the Senior Secured Debt have been irrevocably paid in full in cash, any payments made hereunder shall be applied solely in respect of the Obligations under the Senior Secured Debt in accordance with the Credit Agreement and the other Documents, and if any holder of the Senior Subordinated Notes shall have received any payment or distribution of assets of the Payor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Payor which is subordinated to the payment of the Senior Secured Debt, before all amounts due or to become due on or in respect of all Senior Secured Debt have been irrevocably paid in full in cash, then and in such event such payment or distribution shall be received in trust for the Creditors and other holders of the Senior Secured Debt and shall be forthwith paid over or delivered by such holder of the Senior Subordinated Notes receiving the same directly to the

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Administrative Agent (or the Representative, the Derivatives Creditors or all of
the Creditors, as applicable) or, to the extent legally required, to the trustee in bankruptcy, debtor-in-possession, receiver, liquidating trustee, custodian, assignee, agent or other Person making such payment or distribution of assets of the Payor, for application to the payment of all Senior Secured Debt remaining unpaid to the extent necessary to pay all Senior Secured Debt in full after giving effect to any concurrent payment or distribution to or for the benefit of the holders of the Senior Secured Debt.

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                                     ANNEX B

                     Form of Opinion of Debevoise & Plimpton

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                                     ANNEX C

                  Form of Opinion of Local Counsel to Borrower